UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) Of the Securities
Exchange Act of 1934
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☑	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
FUNDVANTAGE TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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FUNDVANTAGE TRUST
301 Bellevue Parkway
Wilmington, DE 19809
[_______], 2011
SPECIAL MEETING OF SHAREHOLDERS OF
CORVERUS STRATEGIC EQUITY FUND
TO BE HELD ON JUNE 30, 2011
Dear Shareholder:
               A special meeting of shareholders of the Corverus Strategic Equity Fund of FundVantage Trust (the “Trust”), will be held at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 760 Moore Road, King of Prussia, Pennsylvania 19406, on June 30, 2011 at 10:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.
               We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card — be sure to sign, date and return it to us in the enclosed postage paid envelope.
               Your vote is very important to us. If we do not hear from you by [_____], 2011 a representative of the Trust or BNY Mellon Investment Servicing may contact you.
               Thank you for your response and for your continued investment with the Trust and its Funds.
Sincerely,

CORVERUS STRATEGIC EQUITY FUND
of
FundVantage Trust
301 Bellevue Parkway
Wilmington, DE 19809
While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposal to be voted on by shareholders.
Q&A: QUESTIONS AND ANSWERS
Q. What are shareholders being asked to vote upon?
A. At the meeting scheduled for June 30, 2011, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Corverus Strategic Equity Fund (the “Fund”), and Piedmont Investment Advisors, LLC (“Piedmont”) (“New Agreement”).
Q. Why am I being asked to vote on a proposed New Agreement?
A. On March 29, 2011, the principals of Piedmont Investment Advisors, LLC (“Piedmont”) entered into an agreement to admit Rosemont Partners, II L.P. (“Rosemont”), a private equity fund of Rosemont Investment Partners, LLC, as an equity member, whereby Rosemont acquired a 30% interest in Piedmont effective as of April 28, 2011 (the “Transaction”). The Transaction resulted in a change of control of Piedmont and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), effectively terminated the investment advisory agreement between the Trust, on behalf of the Fund, and Piedmont, dated June 18, 2008 (“Prior Agreement”).
     The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve the advisory agreement with an investment company’s investment adviser. On April 20, 2011, the Board of Trustees approved the New Agreement under which, Piedmont will continue to serve as investment adviser to the Fund, subject to its approval by the Fund’s shareholders. Except for the time periods covered by the agreements, there are no material differences between the New Agreement and the Prior Agreement. The Fund’s advisory fee rate will remain unchanged. The New Agreement will take effect upon the approval of shareholders.
Q. Who will manage the Fund prior to the approval of the proposed New Agreement?
A. During the period between the termination of the prior agreement and the approval of the New Agreement by shareholders, Piedmont will continue to provide investment advisory services to the Fund pursuant to an interim advisory agreement between Piedmont and the Trust, on behalf of the Fund (the “Interim Agreement”). The Interim Agreement is similar in all material respects - including fee rate to be paid to Piedmont — to the Prior Agreement, except for the time periods covered by the agreements and escrow provisions relating to Piedmont’s advisory fee. The New Agreement will replace the Interim Agreement upon approval by shareholders.
Q. How does the Transaction affect me?
A. Other than the change in the ownership of Piedmont, the operations of Piedmont, the fees payable to Piedmont and the persons responsible for the day-to-day investment management of the Fund are expected to remain unchanged.
Q. What happens if the proposed New Agreement is not approved?
A. If the shareholders of the Fund do not approve the New Agreement, the Board of Trustees will take such further action as it deems in the best interests of the shareholders of the Fund.
Q. How does the Fund’s Board of Trustees recommend that I vote?
A. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal on the enclosed proxy card.

Q. Whom do I call for more information or to place my vote?
A. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Fund at (888) 739-1390. Shareholders may call [insert phone number] to place their vote.
YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

FUNDVANTAGE TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
CORVERUS STRATEGIC EQUITY FUND
TO BE HELD ON
JUNE 30, 2011
Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 30, 2011. The proxy statement, annual report and semi-annual report are available at www.Corverusfunds.com or by calling the Fund at (888) 739-1390.
               Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Corverus Strategic Equity Fund (the “Fund”), a series of FundVantage Trust (the “Trust”), will be held on June 30, 2011 at 10:00 a.m., Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, for the following purposes:
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Piedmont Investment Advisors, LLC; and

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.
               Shareholders of record on May 6, 2011, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest (“Shares”) of the Fund present in person or by proxy at the Meeting or an adjournment thereof.
               The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.
               The proposals referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the Meeting can be held without additional expense and a maximum number of Shares may be voted.
               Your vote is important to us. Thank you for taking the time to consider this proposal.
By Order of the Board of Trustees of FundVantage Trust
[_______], 2011
IMPORTANT
We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so. If you need directions to the Meeting location, please contact the Fund at (888) 739-1390.

FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

PROXY STATEMENT
DATED [_______], 2011
FOR THE SPECIAL MEETING OF SHAREHOLDERS
OF
CORVERUS STRATEGIC EQUITY FUND
TO BE HELD ON JUNE 30, 2011

               This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of FundVantage Trust (the “Trust”), on behalf of Corverus Strategic Equity Fund (the “Fund”), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on June 30, 2011 at 10:00 a.m. (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournments or postponements thereof (the “Meeting”). The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card are first being mailed to shareholders of the Fund on or about [_______], 2011.
PURPOSE OF MEETING
               The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposal (the “Proposal”) and to transact such other business as may properly come before the Meeting and any adjournments thereof:
Proposal 1:	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Piedmont Investment Advisors, LLC.
               The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.
               Shareholders of record of the Fund as of the close of business on May 6, 2011 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date there were issued and outstanding [_____] Shares. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Photographic identification will be required for admission to the Meeting.
               Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Fund at (888) 739-1390. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Corverus Strategic Equity Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or call (888) 739-1390.
     A copy of the most recent annual report and semi-annual report for the Fund is available upon request, without charge, by writing to the Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling (888) 739-1390.

PROPOSAL 1:	TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND PIEDMONT INVESTMENT ADVISORS, LLC
Introduction:
               At the Meeting, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Piedmont Investment Advisors, LLC (“Piedmont”) (“New Agreement”). Piedmont has continuously served as the investment adviser to the Fund since its inception on June 19, 2008. Your approval of the New Agreement will not change the rate at which the Fund pays advisory fees to Piedmont. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.
Background:
               On March 29, 2011, the principals of Piedmont entered into an agreement to admit Rosemont Partners, II L.P. (“Rosemont”), a private equity fund of Rosemont Investment Partners, LLC, as an equity member, whereby Rosemont acquired a 30% interest in Piedmont effective as of April 28, 2011 (the “Transaction”). The terms of the Transaction provide that there will be no changes to Piedmont’s management structure, investment philosophy, operating procedures or investment management or client service personnel. In anticipation of the Transaction, Piedmont redeemed membership interests of North Carolina Mutual Life Insurance Company (“NCM”) at the end of 2010 and Legato Capital Management Ventures LLC (“Legato”) in April 2011, and accordingly NCM and Legato no longer have an interest in Piedmont.
               The Transaction resulted in a change of control of Piedmont and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), effectively terminated the investment advisory agreement between the Trust, on behalf of the Fund, and Piedmont, dated June 18, 2008 (“Prior Agreement”). The Prior Agreement was last approved by shareholders immediately prior to the Fund’s commencement.
               In order for Piedmont to provide uninterrupted services to the Fund, the Board of Trustees approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Piedmont, dated April 28, 2011 (“Interim Agreement”) at an in-person meeting held on April 20, 2011. During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, Piedmont will continue to provide investment advisory services to the Fund under the Interim Agreement. The New Agreement will replace the Interim Agreement upon approval by shareholders.
               At the in-person meeting held on April 20, 2011, the Board also approved the New Agreement, subject to shareholder approval. A discussion of the basis for the Board’s approval of the New Agreement is included below in the section entitled “Board Consideration in Approving the Interim Agreement and New Agreement.”
COMPARISON OF THE PRIOR AGREEMENT, INTERIM AGREEMENT AND NEW AGREEMENT
               The New Agreement is identical to the Prior Agreement except for the dates and the initial term. The New Agreement is identical to the Interim Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice, and (iii) the compensation earned by Piedmont under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to Piedmont. If shareholders do not approve the New Agreement, Piedmont will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).
SUMMARY OF THE NEW AGREEMENT
               A description of the New Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.
               General. Subject to the supervision of the Board of Trustees, Piedmont will manage the Fund in accordance with the Fund’s investment objectives, restrictions and policies as stated in its Prospectus and SAI. Piedmont will provide for (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.
               Compensation. For services rendered, the Fund will pay Piedmont an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 0.65% of the Fund’s average daily net assets.
               Brokerage. Subject to Piedmont’s obligation to obtain best price and execution, Piedmont has full discretion to select brokers or dealers to effect the purchase and sale of securities. When Piedmont places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, Piedmont is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Piedmont is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by Piedmont, provided that Piedmont determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or Piedmont’s overall responsibilities with respect to accounts as to which Piedmont exercises investment discretion.
               Liability. Piedmont shall not be liable for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Piedmont in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement (“disabling conduct”). The Fund will indemnify Piedmont against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Piedmont.
               Term. The New Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term. Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.
               Amendment. The New Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.
               Termination. Under the terms of the New Agreement, the New Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, on 60 days prior written notice to Piedmont, or by Piedmont at any time, without payment of any penalty, on 90 days prior written notice to the Trust. The New Agreement will immediately terminate in the event of its assignment.
COMPENSATION
               The Fund’s advisory fees have not changed. For services rendered, the Fund will pay Piedmont an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 0.65% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2011, Piedmont received $0 (unaudited), net of any waivers or reimbursements in advisory fees. The total waiver and reimbursements were $222,679 (unaudited), which was made up of $27,165 (unaudited) advisory fee waiver and $195,514 (unaudited) reimbursements.

INFORMATION ABOUT PIEDMONT
               Piedmont is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 300 West Morgan Street, Suite 1200, Durham, North Carolina 27701. In addition to serving as investment adviser to the Fund, Piedmont provides portfolio management services to individuals, pension and profit sharing plans, corporations, state or municipal government entities, endowments and foundations. As of March 31, 2011, Piedmont had approximately $3.4 billion in assets under management. 61.02% of Piedmont Investment Advisors, LLC is owned by Piedmont Asset Management, LLC, 300 West Morgan Street, Durham, NC 27701. 8.98% of Piedmont is owned by IH Green Co., 300 West Morgan Street , Durham, NC 27701. The remaining 30% is owned by Rosemont Partners II, L.P., 300 Conshohocken State Road, Suite 680, West Conshohocken, PA 19428. The following table lists the name, principal occupation and address of the principal executive officers of Piedmont:

Name	Principal Occupation	Address

Isaac H. Green	President, CEO, CIO, Portfolio Manager	Piedmont Investment Advisors, LLC 300 West Morgan Street, Suite 1200 Durham, NC 27701

Sumali Sanyal	EVP, COO, Portfolio Manager	Piedmont Investment Advisors, LLC 300 West Morgan Street, Suite 1200 Durham, NC 27701

Charles L. Curry	EVP, Co-CIO, Director of Fixed Income	Piedmont Investment Advisors, LLC 300 West Morgan Street, Suite 1200 Durham, NC 27701

Jo Ann Williams	SVP, Chief Financial Officer/ Chief Compliance Officer	Piedmont Investment Advisors, LLC 300 West Morgan Street, Suite 1200 Durham, NC 27701

Zaid Abdul-Aleem	Senior Vice President	Piedmont Investment Advisors, LLC 300 West Morgan Street, Suite 1200 Durham, NC 27701

               Similar Investment Strategies. Piedmont does not act as an investment adviser or sub-adviser to any other mutual funds.
BOARD CONSIDERATION IN APPROVING THE INTERIM AGREEMENT AND NEW AGREEMENT
               Before considering the Interim Agreement and New Agreement, the Board of Trustees (“Trustees”), including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the Transaction. In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by Piedmont in conjunction with the April 20, 2011 in-person meeting and information previously provided by Piedmont at the March 23-24, 2011 in-person meeting during which the Prior Agreement was reviewed for an additional one-year term. To assist the Board in considering the Interim Agreement and New Agreement, Piedmont provided materials and information about Rosemont Partners and the Transaction and updated materials designed to assist the Board in its consideration of the Interim Agreement and New Agreement. The Trustees considered information that Piedmont provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of Piedmont’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with Piedmont’s management of the Fund, (iv) how the Fund is managed by Piedmont, including a general description of the investment decision making process, sources of information and investment strategies, (v) investment performance information, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Piedmont’s ability to service the Fund, (x) Piedmont’s internal program for ensuring compliance with the Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) Piedmont’s proxy voting policies, (xii) detail and quantification of any fee sharing arrangements with respect to the distribution of shares of the Fund, and (xiii) the Transaction and the impact of the resulting change of control on the services provided by Piedmont. The Trustees received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Interim Agreement and New Agreement. In addition the Board consulted with legal counsel in executive session with respect to their review of the Interim Agreement and New Agreement and certain other considerations relevant to their deliberations on whether to approve the Interim Agreement and New Agreement.
          At the in-person meeting on April 20, 2011, representatives from Piedmont joined the meeting telephonically and discussed the Transaction, including the background of and reasons for the Transaction. Representatives of Piedmont responded to questions from the Board. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, certain employees and officers of Piedmont following completion of the Transaction. In connection with the Trustees’ review of the Interim Agreement and New Agreement, the representatives from Piedmont emphasized that: (i) it expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material changes in personnel or operations are contemplated; and (iii) Piedmont has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.
          In addition to the information provided by Piedmont as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Agreement and New Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and Piedmont, as provided in the Interim Agreement and New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim Agreement and New Agreement, including that the Fund’s contractual fee under the Interim Agreement and New Agreement will remain the same; (ii) the Board’s full annual review of the Prior Agreement at their in-person meeting on March 23-24, 2011 as required by the 1940 Act and their determination at that time that (a) Piedmont had the capabilities, resources, and personnel necessary to provide the satisfactory advisory services currently provided to the Fund and (b) the advisory fees paid by the Fund, taking into account any applicable fee limitations and breakpoints, represent reasonable compensation to Piedmont in light of the services provided, the costs to Piedmont of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the portfolio management teams for the Fund and the operations of Piedmont are not currently expected to change as a result of the Transaction. Certain of these considerations are discussed in more detail below.
          In making their decision relating to the approval of the Interim Agreement and New Agreement, the Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim Agreement and New Agreement.
          Nature, Extent, and Quality of Services. The Trustees considered the services historically provided by Piedmont to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the Interim Agreement and New Agreement will be substantially similar to the Prior Agreement, and they therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies, and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees considered Piedmont’s personnel and the depth of Piedmont’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by Piedmont, including that no material changes are expected as a result of the Transaction in Piedmont’s personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by Piedmont are appropriate and consistent with the terms of the Interim Agreement and New Agreement, (ii) that the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, (iv) Piedmont has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the Interim Agreement and New Agreement, and (vi) it is very unlikely that any “unfair burden” resulting from the Transaction will be imposed on the Fund for the first two years following closing of the Transaction because no adverse changes are expected as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and its shareholders.
          Investment Performance. The Board considered the overall investment performance of Piedmont and the Fund. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Prior Agreement at the in-person Board meeting held on March 23-24, 2011. At that meeting, the Trustees reviewed reports prepared by Piedmont for the Fund, which showed the Fund’s investment performance in comparison to its applicable Lipper peer group for the following periods ended December 31, 2010: one year, two year and since inception. The Trustees considered the short-term and long-term performance of the Fund. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the applicable Lipper peer group ranking. The Board also concluded that neither the Transaction nor the Interim Agreement and New Agreement would likely have an adverse effect on the investment performance of the Fund because (i) Piedmont does not currently expect the Transaction to cause any material change to the Fund’s portfolio management team responsible for investment performance, which the Board found to be satisfactory and improving, (ii) as discussed in more detail below, the Fund’s expenses are not expected to increase as a result of the Transaction, and (iii) there is not expected to be any “unfair burden” imposed on the Fund as a result of the Transaction.
          Comparative Expenses. Piedmont provided information regarding advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Piedmont’s relationship with the Fund. The Trustees evaluated expense comparison data for the Fund and comparative funds. The Trustees reviewed a comparative Lipper Expense Table for the Fund as of December 31, 2010, which compared the Fund to a group of funds selected by Lipper as being similar to the Fund. The Lipper Expense Table compared each fund’s average net assets, contractual management fee and actual advisory fee, among other items. The Trustees reviewed the services provided to the Fund by Piedmont as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees also reviewed information regarding fees charged by Piedmont to fees charged to other clients of Piedmont. The Trustees also evaluated explanations provided by Piedmont as to differences in fees charged to the Fund and other similarly managed accounts. The Trustees considered any direct or indirect revenues which would be received by affiliates of Piedmont. The Trustees concluded that the advisory fees and services provided by Piedmont are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees considered whether the Transaction would impact the services currently being provided to the Fund. Based on the information provided at the meeting, the Trustees concluded that there would not be any material impact on the expenses of the Fund and services provided to the Fund as a result of the Transaction.
          Management Profitability. The Trustees also considered the costs of the services provided by Piedmont, the compensation and benefits received by Piedmont in providing services to the Fund, as well as its profitability. The Trustees were provided with Piedmont’s financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Piedmont. The Trustees noted that the level of profitability of Piedmont is an important factor in providing service to the Fund, and the Trustees should be satisfied that Piedmont’s profits are sufficient to continue as healthy, on-going concerns generally and as investment adviser of the Fund specifically. Based on the information provided, the Trustees concluded that Piedmont’s fees and profits (if any) derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the adviser, the investment performance of the Fund and the expense limitations agreed to by Piedmont.
          Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase as a result of “breakpoint” reductions in the advisory fee rate at specific asset levels. In addition, Trustees also considered Piedmont’s efforts to grow the Trust’s assets as economies of scale may be achieved due to the ability of the Trust and the Fund to spread its fixed costs across a larger asset base.

          Conclusion. After consideration of all the factors, taking into consideration the information presented at the meeting and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim Agreement and New Agreement. The Board concluded that the advisory fee rate under each of the Interim Agreement and New Agreement is reasonable in relation to the services provided and that execution of such agreements is in the best interests of the shareholders of the Fund. The Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in March 2011 that the advisory fees and total expense ratios are at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund’s respective peer groups; that the advisory fee schedule would not be increased and would stay the same for the Fund; that the total expense ratio had not changed materially since that determination; and that Piedmont had represented that the overall expenses for the Fund is not expected to be adversely affected by the Transaction. The Trustees also noted that Piedmont had no present intention to alter any expense limitation or reimbursement currently in effect for the Fund. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fees for the Fund is acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.
          THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW AGREEMENT.
*  *  *
ADDITIONAL INFORMATION
Legal Requirements under the 1940 Act
          The change of control Piedmont may be deemed to fit within Section 15(f) of the 1940 Act. Piedmont intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this test. Second, no “unfair burden” can be imposed on the investment company. An “unfair burden” includes any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Consistent with the conditions of Section 15(f) of the 1940 Act, Piedmont has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated.
Additional Service Providers
          The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Distributor	BNY Mellon Distributors Inc.
Custodian	The Bank of New York Mellon
Legal Counsel	Pepper Hamilton LLP
          BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, DE 19809 and BNY Mellon Distributors Inc. is located at 760 Moore Road, King of Prussia, PA 19406.
Voting and Solicitation Information
          Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Piedmont. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing (US) Inc., and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.
          If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the Fund at (888) 739-1390.
Revocation of Proxy
          Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: Jennifer M. Shields, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.
Quorum Requirement
          The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.
          Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.
Voting Requirement
          The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.
Shareholder Information
          Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, there were [____] outstanding shares of the Fund. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding Class A shares and Class I shares of the Fund:

	Number of Shares of Held	Percentage
Name and Address of Owner	of Record or Beneficially	of Class

          As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.
Shareholder Proposals for Subsequent Meetings
          The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: Jennifer M. Shields, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.
Other Matters to Come Before the Meeting
          No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.
By Order of the Board of Trustees,
Dated: [_______], 2011
IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A
FORM OF INVESTMENT ADVISORY AGREEMENT
          AGREEMENT made as of ________, 2011, between FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the “Trust”) on behalf of the series of the Trust set forth on Schedule A to this Agreement (the “Fund”), and PIEDMONT INVESTMENT ADVISORS, LLC (herein called the “Investment Adviser”).
          WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Fund;
          WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Fund, and the Investment Adviser is willing to so render such services; and
          WHEREAS, the Board of Trustees of the Trust (the “Board of Trustees”) has approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;
          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:
     SECTION 1. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser for the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
     SECTION 2. DELIVERY OF DOCUMENTS. The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:
          a. Resolutions of the Board of Trustees authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and
          b. Each prospectus and statement of additional information relating to any class of shares representing interests in the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “SAI,” respectively).
          The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any. In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser’s request, be properly certified or authenticated.
          In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust’s Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Fund, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.
     SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Trustees, the Investment Adviser will provide for the management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, restrictions and policies as stated in the applicable Prospectus and SAI, provided that the Investment Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board of Trustees may reasonably request. The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.
     SECTION 4. BROKERAGE. Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients. In no instance will the Fund’s securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by Securities and Exchange Commission (“SEC”) exemptive order or by applicable law.
          The Investment Adviser shall report to the Board of Trustees at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board of Trustees that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser’s other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term. Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Fund’ securities transactions, (ii) the utilization of “soft dollar commissions” by the Fund and the Investment Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.
     SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.
          Where the Investment Adviser maybe exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply with such request prior to obtaining the Trust’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

     SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.
          Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund. The Investment Adviser shall have no obligation to acquire for the Fund a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.
          The Investment Adviser agrees that this Section does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

     SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.
     SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Fund shall bear all of its own expenses not specifically assumed by the Investment Adviser. Expenses borne by the Fund shall include, but are not limited to, the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust’s trustees and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectus, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and trustees’ meetings; (o) costs of independent pricing services to value the Fund’s portfolio securities; and (p) the costs of investment company literature and other publications provided by the Trust to its trustees and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.
     SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Fund’s assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees may adopt from time to time.
     SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Investment Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use. The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the name “Piedmont Investment Advisors, LLC” or otherwise suggest an affiliation with the Investment Adviser.
     SECTION 11. COMPENSATION.
          a. For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Trust will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefore from the Fund a fee, computed daily and payable monthly, at the annual rate as a percentage of average daily net assets set forth on Schedule B to this Agreement. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.
          b. The fee attributable to the Fund shall be satisfied only against assets of such Fund and not against the assets of any other investment portfolio of the Trust. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.
SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Fund will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Trust who are neither interested persons of the Trust nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.
          The limitations on liability and indemnification provisions of this Section shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to the Fund’s name. The Investment Adviser shall indemnify and hold harmless the Trust and the Fund for any claims arising from the use of the terms “Piedmont Investment Advisors, LLC” or “Piedmont Investment Advisors” in the name of the Fund.

     SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, on 60 days prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days prior written notice to the Trust. This Agreement will immediately terminate in the event of its assignment.
     SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.
     SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.
     SECTION 16. DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “interested person,” “majority of the outstanding voting securities” and “principal underwriter” shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.
     SECTION 17. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:
If to the Investment Adviser:

Piedmont Investment Advisors, LLC Attn: Isaac H. Green, 300 West Morgan Street, Suite 1200 Durham, North Carolina 27701

With copy to:

Piedmont Investment Advisors, LLC Attn: Dina Falzon 300 West Morgan Street, Suite 1200 Durham, North Carolina 27701

If to the Trust:

FundVantage Trust Attn: Joel Weiss, President 301 Bellevue Parkway Wilmington, DE 19809

With copy to:

Joseph V. Del Raso, Esq. Pepper Hamilton LLP 3000 Two Logan Square 18th & Arch Streets Philadelphia, PA 19103
          The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) three business days after the date of mailing thereof.
     SECTION 18. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     SECTION 19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FUNDVANTAGE TRUST
By:
	Name:	Joel Weiss
	Title:	President

PIEDMONT INVESTMENT ADVISORS, LLC
By:
Name:
Title:

SCHEDULE A
DATED ________, 2011
TO THE
INVESTMENT ADVISORY AGREEMENT DATED ________, 2011
BETWEEN
FUNDVANTAGE TRUST AND PIEDMONT INVESTMENT ADVISORS, LLC
Series of FundVantage Trust
Corverus Strategic Equity Fund

SCHEDULE B
DATED ________, 2011
TO THE
INVESTMENT ADVISORY AGREEMENT DATED _______, 2011
BETWEEN
FUNDVANTAGE TRUST AND PIEDMONT INVESTMENT ADVISORS, LLC
Investment Advisory Fee Schedule

Annual Fee as a Percentage of
Fund	Fund’s Average Daily Net Assets
Corverus Strategic Equity Fund	0.65% (65 basis points)

     P
     R
     O
     X
     Y
FORM OF PROXY
VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE
OF ADDITIONAL MAILINGS
CALL: To vote by phone call toll-free [insert phone number to vote by phone].
MAIL: Return the signed proxy card in the enclosed envelope.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2011
FUNDVANTAGE TRUST
Corverus Strategic Equity Fund
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Jennifer M. Shields and Pamela V. Wade, each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of Corverus Strategic Equity Fund, a series of FundVantage Trust, on June 30, 2011 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof. If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.
ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON. IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSAL AND ANY SUBSEQUENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE	█

1	To approve a new investment advisory agreement between FundVantage Trust, on behalf of Corverus Strategic Equity Fund, and Piedmont Investment Advisors, LLC.
	FOR	☐	AGAINST	☐	ABSTAIN	☐
2	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
	FOR	☐	AGAINST	☐	ABSTAIN	☐
PLEASE SIGN ON REVERSE SIDE